UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                                 Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Cracker Barrel Old Country Store, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

The following is a letter sent to participants in the Cracker Barrel Old Country Store, Inc. Employee Stock Purchase Plan on October 4, 2013:

NOTICE TO PARTICIPANTS IN THE CRACKER

BARREL OLD COUNTRY STORE, INC.

EMPLOYEE STOCK PURCHASE PLAN

October 4, 2013

Dear Plan Participant:

Enclosed with this letter are materials relating the Annual Meeting of Shareholders of Cracker Barrel Old Country Store, Inc. (the “Company”), to be held on November 13, 2013 (the “Annual Meeting”). The enclosed proxy statement contains information regarding the election of directors and other matters to be acted upon at the Annual Meeting. You may receive more than one voting instruction form from both the Company and certain affiliated entities of Biglari Holdings Inc. (collectively, “Biglari Holdings”). The WHITE voting instruction form designates the director nominees nominated by the Company’s Board of Directors. The GOLD voting instruction card designates the director nominees nominated by affiliates of Biglari Holdings.

Note: Only your final instruction by Internet, phone or mail will count.

Computershare Trust Company, N.A., as record keeper (the “Record Keeper”) for the Cracker Barrel Old Country Store, Inc. Employee Stock Purchase Plan (the “Plan”), will vote the shares of Company common stock, held by the Plan on September 23, 2013, the record date for the Annual Meeting. The purpose of this letter is to inform you that you have the right to instruct the Record Keeper on how to vote the shares of Company common stock allocated to your Plan account.

Please read the enclosed proxy materials carefully, so that you can make a decision on how to instruct the Record Keeper to vote the shares of Company common stock allocated to your Plan account on the matters described more fully in the enclosed proxy statement. Your interest in these matters is very important.

If you do not provide timely instructions to the Record Keeper, the shares allocated to your Plan account will not be voted.

Your vote will be held in strict confidence. It will not be revealed, directly or indirectly, to any officer, employee, or director of either the Company or affiliates of Biglari Holdings, except as otherwise required by law. You should therefore feel completely free to instruct the Record Keeper to vote your shares in the manner you think best.

Because of the time required to tabulate the vote, your voting instruction must be received by Internet, phone or mail no later than 5:00 p.m. Central Time,

on Friday, November 8, 2013.

The Record Keeper cannot ensure that instructions received after the cut-off time will be effected. Therefore, it is very important that you act promptly and return your instruction so that it is received before this time.

Please vote. Your instruction to the Record Keeper on how to vote your shares is an important part of your rights as a Plan participant.

NOTE: IF YOU OWN ADDITIONAL SHARES OF COMPANY COMMON STOCK DIRECTLY OR THROUGH A BROKER OR OTHER NOMINEE, YOU WILL NEED TO RETURN A PROXY CARD OR AN ADDITIONAL VOTING INSTRUCTION FORM RELATING TO THOSE ADDITIONAL SHARES IN ORDER TO VOTE THOSE SHARES.

Important Additional Information

Cracker Barrel, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Cracker Barrel shareholders in connection with the matters to be considered at Cracker Barrel’s 2013 Annual Meeting. On October 2, 2013, Cracker Barrel filed a definitive proxy statement (as it may be amended, the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from Cracker Barrel shareholders. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, including Annex A thereto. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Cracker Barrel with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of our corporate website at http://investor.crackerbarrel.com.

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Cracker Barrel Old Country Store, Inc.
Employee Stock Purchase Plan

Voting Instruction Form Solicited by and on behalf of the Board of Directors for the Annual Meeting of Shareholders to be held on Wednesday, November 13, 2013.

Please make your marks like this: **X** Use dark black pencil or pen only

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL(S) 1, 2, 3 and 4.

PROPOSAL	YOUR VOTE FOR	YOUR VOTE WITHHOLD	Board of Directors Recommends
1. ELECTION OF DIRECTORS To vote for all directors mark here:	☐	☐	
01 Thomas H. Barr	☐	☐	FOR
02 James W. Bradford	☐	☐	FOR
03 Sandra B. Cochran	☐	☐	FOR
04 Glenn A. Davenport	☐	☐	FOR
05 Richard J. Dobkin	☐	☐	FOR
06 Norman E. Johnson	☐	☐	FOR
07 William W. McCarten	☐	☐	FOR
08 Coleman H. Peterson	☐	☐	FOR
09 Andrea M. Weiss	☐	☐	FOR

	FOR	AGAINST	ABSTAIN	
2. TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE PROXY STATEMENT THAT ACCOMPANIES THIS NOTICE.	☐	☐	☐	FOR
3. TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2014 FISCAL YEAR.	☐	☐	☐	FOR
4. TO CONSIDER AND VOTE UPON A SHARE-HOLDER PROPOSAL SUPPORTING CERTAIN ANIMAL WELFARE POLICIES OF THE COMPANY.	☐	☐	☐	FOR
THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL 5.				
5. AN ADVISORY VOTE REGARDING A PROPOSAL PUBLICLY MADE BY AFFILIATES OF BIGLARI HOLDINGS REQUESTING THAT THE BOARD DECLARE AND THE COMPANY PAY A SPECIAL CASH DIVIDEND OF $20.00 PER SHARE TO ALL SHAREHOLDERS.	☐	☐	☐	AGAINST
6. TO CONDUCT OTHER BUSINESS PROPERLY BROUGHT BEFORE THE MEETING.				

Authorized Signatures - Must be completed for your instructions to be executed.

Please Sign Here — Please Date Above

Please Sign Here — Please Date Above

↑Please separate carefully at the perforation and return just this portion in the envelope provided.↑

Cracker Barrel Old Country Store, Inc.
Annual Meeting of Shareholders to be held Wednesday, November 13, 2013 10:00 AM, Central Time
Voting for ESPP Holders as of September 23, 2013

INTERNET

Go To
www.proxypush.com/cbrl

- Cast your vote online.
- View meeting documents.

OR

TELEPHONE

1-866-490-6852

- Use any touch-tone telephone.
- **Have your Voting Instruction Form ready.**
- Follow the simple recorded instructions.

OR

MAIL

- Mark, sign and date your Voting Instruction Form.
- Detach your Voting Instruction Form.
- Return your Voting Instruction Form in the postage-paid envelope provided.

All instructions must be received by 05:00 PM, Central Time, on Friday, November 8, 2013.

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PROXY TABULATOR FOR
CRACKER BARREL OLD COUNTRY STORE INC.
P.O. Box 8016
CARY, NC 27512-9903

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Copyright 2013 Mediant Communications LLC. All Rights Reserved

CRACKER BARREL OLD COUNTRY STORE, INC. EMPLOYEE STOCK PURCHASE PLAN
Voting Annual Instruction Meeting of Form Shareholders Solicited by to and be held on behalf on Wednesday, of the Board November of Directors 13, 2013. for the
Your shares will be voted in accordance with your instructions. If no choice is specified, shares will be voted FOR all Board of Directors nominees in the election of directors; FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers; FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2014 fiscal year; FOR a shareholder proposal supporting certain animal welfare policies of the Company; AGAINST an advisory vote regarding a proposal publicly made by affiliates of Biglari Holdings requesting that the Board declare and the Company pay a special cash dividend of $20.00 per share to all shareholders; and according to the discretion of the proxy holders on any other matters that may properly come before the Annual Meeting.
PROXY TABULATOR FOR
CRACKER BARREL OLD COUNTRY STORE INC P.O. Box 8016 CARY, NC 27512-9903